UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Landsea Homes Corp.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LANDSEA HOMES CORPORATION 660 NEWPORT CENTER DRIVE, SUITE 300 NEWPORT BEACH, CA 92660	Your Vote Counts! LANDSEA HOMES CORPORATION 2024 Annual Meeting Vote by June 4, 2024 11:59 PM ET

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You invested in LANDSEA HOMES CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2024.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 5, 2024 11:00 AM Central Time
Virtually at: www.virtualshareholdermeeting.com/LSEA2024

*	The company will be hosting the meeting live via the Internet this year at the website address above. Please check the meeting materials for any special requirements for meeting attendance as well as for information regarding how to vote online, by phone, or by mail before the meeting.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. You may view the meeting materials online at www.ProxyVote.com, scan the QR Barcode on the reverse side, or easily request a paper copy. We encourage you to access and review all of the important information contained in the meeting materials before voting.

Voting Items			Board Recommends
1.	Election of the 7 director nominees named in the proxy statement.
Nominees:
	01) Ming (Martin) Tian	05) Thomas Hartfield	For
	02) John Ho	06) Elias Farhat
	03) Qin (Joanna) Zhou	07) Mollie Fadule
04) Bruce Frank
2.	Vote, on a non-binding, advisory basis, to approve Named Executive Officer compensation.		For
3.	Ratification, on a non-binding, advisory basis, of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024.		For
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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